Mutual of America
Life Insurance Company
Financial Statements – Statutory-Basis as of and for the Years Ended December 31, 2021, 2020 and 2019, and Independent Auditors’ Report
0

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
Consolidated Statutory Financial Statements
For The Years Ended December 31, 2021, 2020 and 2019
Together With Independent Auditors’ Report

1

INDEPENDENT AUDITORS’ REPORT
The Board of Directors
Mutual of America Life Insurance Company:
Opinions
We have audited the consolidated financial statements of Mutual of America Life Insurance Company and subsidiaries (the Company), which comprise the consolidated statutory statements of financial condition as of December 31, 2021 and 2020, and the related consolidated statutory statements of operations and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, 2020, and 2019, and the related notes to the consolidated financial statements.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2021 and 2020, and the results of their operations and their cash flow for each of the years in the three-year period ended December 31, 2021 in accordance with the statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 10.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the consolidated financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of their operations or their cash flows for each of the years in the three-year period ended December 31, 2021.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Notes 1 and 10 of the consolidated financial statements, the consolidated financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory accounting practices described in Note 1 and 10 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
•
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, New York
March 16, 2022

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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF

FINANCIAL CONDITION

AS OF DECEMBER 31, 2021 AND 2020

	2021	2020
ASSETS
General Account assets
Bonds and notes	$8,094,779,871	$8,505,591,147
Common stocks	41,968,614	29,201,192
Cash, cash equivalents and short-term investments	261,179,218	57,992,506
Guaranteed funds transferable	6,052,056	6,932,539
Privately managed investments	267,080,480	-
Real estate	205,811,367	238,884,848
Policy loans	76,807,882	95,285,598
Investment income accrued	87,377,128	78,909,958
Deferred federal income taxes	83,259,549	89,270,558
Other assets	36,852,574	35,081,572
Total General Account assets	9,161,168,739	9,137,149,918
Separate Account assets	19,164,023,760	16,781,187,729
TOTAL ASSETS	$28,325,192,499	$25,918,337,647
LIABILITIES AND SURPLUS
General Account liabilities
Insurance and annuity reserves	$6,667,751,110	$6,716,840,452
Other contract holders liabilities and reserves	10,466,102	7,497,800
Funds withheld	1,202,485,888	1,166,987,550
Interest maintenance reserve	-	11,580,001
Total Other liabilities	409,637,568	395,974,812
Total General Account liabilities	8,290,340,668	8,298,880,615
Separate Account reserves and other liabilities	19,164,023,760	16,781,187,729
Total liabilities before asset valuation reserve	27,454,364,428	25,080,068,344
Asset valuation reserve	108,556,177	108,375,550
Total liabilities	$27,562,920,605	$25,188,443,894
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	761,121,894	728,743,753
Total surplus	762,271,894	729,893,753
TOTAL LIABILITIES AND SURPLUS	$28,325,192,499	$25,918,337,647

See accompanying notes to statutory-basis financial statements.
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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF

OPERATIONS AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020	2019
INCOME
Premium and annuity considerations	$2,364,601,425	$1,086,315,872	$2,552,012,159
Life and disability insurance premiums	8,856,139	8,346,385	8,786,168
Total considerations and premiums	2,373,457,564	1,094,662,257	2,560,798,327
Separate Account investment and administrative fees	135,469,528	111,604,705	110,027,353
Net investment income	256,863,032	299,875,311	330,632,708
Other, net	19,026,106	10,360,007	9,265,861
Total income	2,784,816,230	1,516,502,280	3,010,724,249
DEDUCTIONS
Change in insurance and annuity reserves	(445,169,299)	(1,171,300,488)	487,275,454
Annuity and surrender benefits	2,962,776,635	2,430,327,387	2,256,755,208
Death and disability benefits	6,239,621	6,646,948	5,611,602
Operating expenses	330,474,792	328,348,427	294,145,427
Total deductions	2,854,321,749	1,594,022,274	3,043,787,691
Net (loss) gain before dividends	(69,505,519)	(77,519,994)	(33,063,442)
Dividends to contract holders and policyholders	(51,624)	(53,444)	(57,806)
Net (loss) gain from operations	(69,557,143)	(77,573,438)	(33,121,248)
Federal income tax benefit	-	-	20,586
Net realized capital gains	120,234,116	(40,608,646)	13,455,138
Net (loss) income	50,676,973	(118,182,084)	(19,645,524)
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(180,627)	47,001,838	(63,980,623)
Unrealized (depreciation) appreciation	7,360,286	(30,960,498)	53,393,502
Reserve valuation basis	-	-	(43,849,651)
Nonadmitted assets:
Prepaid assets and other, net	(17,515,482)	(11,596,840)	(6,641,490)
Net deferred income tax asset	(6,011,009)	18,908,264	16,292,656
Accounting related to:
Qualified pension plan	-	-	-
Nonqualified deferred compensation plan	-	(5,182,004)	(3,400,000)
Post retirement medical benefit plan	(1,952,000)	(7,507,004)	(21,900,000)
Net change in surplus	32,378,141	(107,518,328)	(89,731,130)
SURPLUS
Beginning of year	729,893,753	837,412,081	927,143,211
End of year	$762,271,894	$729,893,753	$837,412,081

See accompanying notes to statutory-basis financial statements.
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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS

OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020	2019
Cash flows from operations:
Premium and other income collected	$2,414,028,395	$2,261,063,115	$2,560,779,959
Net investment income	296,863,401	308,010,173	336,214,584
Separate account investment and administrative fees	102,958,043	110,855,513	110,023,784
Benefit payments	(3,040,089,616)	(2,440,356,658)	(2,220,311,130)
Net transfers to separate accounts	413,676,100	296,098,020	(244,666,242)
Investment and operating expenses paid	(367,762,417)	(269,318,073)	(263,388,613)
Other, net	51,371,704	8,955,350	7,730,807
Dividends paid to policyholders	(52,773)	(55,692)	(59,582)
Net cash from operations	(129,007,163)	275,251,748	286,323,567
Cash flows from investments:
Proceeds from investment sold, matured, or repaid:
Bonds and notes	4,551,404,974	2,669,422,905	1,463,155,997
Common stock	14,656,669	447,264,375	279,668,216
Other invested assets	7,548,721	1,313,262	1,451,026
Other	157,205,848	62,151	27,619,749
Total	4,730,816,212	3,118,062,693	1,771,894,988
Cost of investments acquired:
Bonds and notes	(4,094,422,604)	(3,230,615,460)	(1,598,189,689)
Common Stock	(57,190,680)	(138,620,520)	(347,931,229)
Real estate	(42,649,427)	(30,506,974)	(8,360,354)
Privately managed investments	(273,549,727)	-	-
Other	11,173,201	(61,218,301)	(5,476,302)
Total	(4,456,639,237)	(3,460,961,255)	(1,959,957,574)
Net change in policy loans	18,478,525	8,671,116	(116,316)
Net cash (used in) from investment activity	292,655,500	(334,227,446)	(188,178,902)
Cash flows from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	4,888,829	1,107,461	(7,104,672)
Other cash applied	34,649,545	(1,186,115)	(78,539,541)
Net cash used in financing and other sources	39,538,374	(78,654)	(85,644,213)
Net change in cash, cash equivalents and short term investments:	203,186,712	(59,054,352)	12,500,452
Cash, cash equivalents and short term investments:
Beginning of year	57,992,506	117,046,858	104,546,406
End of year	$261,179,218	$57,992,506	$117,046,858

See accompanying notes to statutory-basis financial statements.
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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
The accompanying statutory financial statements include the consolidated accounts of Mutual of America Life Insurance Company (“Mutual of America”) and its wholly owned subsidiaries (collectively referred to as the “Company”), as permitted by the New York State Department of Financial Services. Mutual of America Holding Company LLC (“Holdings”) is a wholly owned subsidiary of Mutual of America. Its purpose is to act as a holding company organization for activities to be carried out by its subsidiary operating companies, which presently consist of Mutual of America Securities LLC (“Securities”), Mutual of America Capital Management LLC (“Capital Management”), 320 Park Analytics LLC (“320 Park”), Mutual of America Real Estate Holdings LLC (“Real Estate Holdings”) and Mutual of America Insurance Agency LLC (“Agency”). Securities, the broker-dealer, is the distributor of the Mutual of America Investment Corporation and the Mutual of America Variable Insurance Portfolios Inc. and the variable insurance contracts offered by Mutual of America. Capital Management is the investment advisor (the “Advisor”) to the General Account of Mutual of America, Mutual of America Investment Corporation (“Investment Corporation”), an affiliate, and Mutual of America Variable Insurance Portfolios Inc., an affiliate. 320 Park provides independent analysis and/or benchmarking services to assist plan sponsors.
Real Estate Holdings is a single member LLC that holds the Company’s interest in the New York Real Estate building in which Mutual of America has a 75% equity ownership interest. 320 Park Avenue LLC is an entity which holds all interests in the New York Real Estate building and 320 Park Avenue Holdings is the respective holding company.
All intercompany balances and transactions have been eliminated in consolidation.
Nature of Operations
Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field and for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.
Basis of Presentation
The accompanying consolidated statutory financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”). Such practices differ from U.S. Generally Accepted Accounting Principles (“GAAP”). The significant variances between such practices and GAAP, although not reasonably determinable, are presumed to be material and are described in Note 10. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.
The National Association of Insurance Commissioners (“NAIC”) has codified Statutory Accounting Principles (“Codification”). The New York Department issued Regulation No. 172 (“Regulation No. 172”), which adopted Codification as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by Regulation No. 172, as amended through December 31, 2021, are reflected in the accompanying consolidated statutory financial statements.

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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The preparation of the Company’s consolidated statutory financial statements requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, surplus, income and deductions at the date of the consolidated statutory financial statements. Actual results may differ from these estimates. The most significant estimates include those used in the recognition of other-than-temporary impairments, the valuation of insurance and annuity reserves, the valuation of pension and employee benefit plan liabilities and the valuation of deferred tax assets.
Asset Valuations
Cash, Cash Equivalents and Short-Term Investments - Cash equivalents are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of ninety days or less. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Cash equivalents and short-term investment transactions are recorded on a trade date basis.
Bonds and Notes - Investment valuations are prescribed by the NAIC. Bonds in good standing, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost except those with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Bond and note transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2021, there were six securities with a fair value of $33.6 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized gain of $6.9 million to adjust the carrying value of these securities during 2021. These securities are required to be reported at the lower of amortized cost or fair value. At December 31, 2020, there were six securities with a fair value of $26.6 million that were valued using this methodology. The company recorded an unrealized gain of $1.0 million to adjust the carrying value of these securities during 2020. During 2019 the company recorded an unrealized gain of $ 1.5 million to adjust the carrying value of these securities.
Payment speeds for mortgage-backed and structured securities are based on cash flows obtained from an independent analytic agency and are applied on a quarterly basis.
Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, the financial health and specific prospects of the issuer, the likelihood that the Company will be able to collect all of the amounts due according to the contractual terms of the debt security in effect at the time of the acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads, and the Company’s intent and ability to retain its investment in the issuer for a period

8

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
of time sufficient to allow for any anticipated recovery in fair value. If a credit related impairment is determined to be other-than-temporary, a direct write-down is recorded as a realized capital loss whereas interest-related other than temporary impairment losses are recorded in the Interest Maintenance Reserve (IMR) and a new cost basis for the bond is recorded. See Note 20 – Fair Value Measurements, for further discussion on valuation methods for assets and liabilities.
During 2020, management determined that two securities with an unadjusted book value of $60.9 million would not meet their contractual obligation for the payment of principal and interest at maturity and determined that these securities were impaired. These securities were written down to fair value at the date of impairment and the Company recognized a $49.8 million realized capital loss on the write-down which is reflected in the amount of net realized capital losses on the statement of operations. There were no impairments in 2021 and 2019. Additionally, the Company recognized $120.2 million of capital gains not subject to the Interest Maintenance Reserve (IMR) in 2021, $8.2 million of realized capital gains not subject to the IMR during 2020 and $4.9 million of realized capital gains not subject to the IMR in 2019. These gains are reflected in the amount of net realized capital (losses)/ gains on the statement of operations. Of the $120.2 million of capital gains realized in 2021 not subject to the IMR, $113.0 million arose from the partial sale of the Company’s Home Office property, as further discussed in Note 4.
Common Stocks – Common stocks in good standing are stated at fair value. Unrealized gains and losses are recorded directly to unassigned surplus.
Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous nine-month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer. The Company also considers other qualitative and quantitative factors in its evaluation of other- than-temporary impairments. The Company’s impairment policy for common stock for any position in an unrealized loss position for a continuous twelve-month period is deemed impaired and a new cost basis is established, with a corresponding recognition of a realized capital loss. At December 31, 2021 and 2020, common stocks included $29.6 million and $27.6 million, respectively, invested in a Mutual of America sponsored series of mutual funds. During 2021, the Insurance Company liquidated a portion of the seed money invested in the Mutual of America Small Cap Equity Index and the Mutual of America International funds while the investment manager in the group invested in a mix of fixed income and equity funds sponsored by Mutual of America Investment Corporation. During 2020, the Company liquidated in its entirety its holdings in Large-Cap and Small-Cap Value equity securities, recognizing a net realized capital gain of $7.8 million on the transaction. During 2021, the Company liquidated seed-money investments it had in the Mutual of America Investment Corporation International Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund and the Retirement 2065 Fund and recognized a gain of $5.4 million on these transactions.
Guaranteed Funds Transferable – Guaranteed funds transferable consist of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, transferrable through 2030.

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MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Privately Managed Investments - Privately managed investments consist of investments in privately managed funds sponsored by unaffiliated managers. The funds invest in international transportation infrastructure portfolios of commercial real estate mortgages and portfolios of private placement debt. The Company does not have a direct interest in the underlying assets, but only in the shares of these funds. These investments are carried at underlying audited U.S. GAAP Equity of the investee, on a quarter lag. The Company’s impairment policy for other invested assets is that for any losses that are considered to be other than temporary are recognized in net income when incurred and are reviewed by management monthly. As part of the review process for these securities, there is an impairment identification process utilizing a screening procedure that includes the review of financial information provided by the fund sponsor, including the review of the underlying investments.
Real Estate – Real estate is carried at cost, including capital improvements, net of accumulated depreciation of $246.5 million and $233.6 million at December 31, 2021 and 2020, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.
Policy Loans – Policy loans are stated at the unpaid principal balance of the loan. During 2021, 2020 and 2019, the Company recognized $0.3 million, $0.1 million, and $0.3 million, respectively of realized capital losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. There were no additional unrealized losses recorded in 2021, 2020 and 2019.
Other – Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the consolidated statutory statements of financial condition.
Insurance and Annuity Reserves
Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.6 billion and $1.5 billion at December 31, 2021 and 2020, respectively, are based on mortality and interest rate assumptions (ranging from 1.50% to 6.50% at December 31, 2021 and 2020), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.
Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2021 and 2020, averaged 1.51% and 1.85%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $4.9 billion and $5.1 billion at December 31, 2021 and 2020, respectively, are subject to discretionary withdrawal at book value.
Reserves for life and disability insurance are based on mortality, morbidity, and interest rate assumptions, and meet statutory requirements.
Effective January 1, 2019, the Company voluntarily lowered the interest rate used to value $505.1 million of fixed interest guarantee annuity contracts issued prior to January 1, 2018. Such contracts, which had valuation rates ranging from 4.25% to 5.25%, were lowered to a valuation interest of 4.00%. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $43.8 million at January 1, 2019.

10

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Reinsurance
Reinsured reserves are accounted for on a funds withheld basis. Under funds withheld, the Company retains the assets reinsured and establishes a liability for the amount of the reinsurance plus any investment activity attributable to the reinsured block of business.
Interest Maintenance and Asset Valuation Reserves
Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations. When cumulative interest rate related losses exceed cumulative interest rate related capital gains within the year, the resulting balance is non-admitted on the statement of financial condition and is charged directly to surplus.
An AVR, applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.
Separate Account Operations
Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by the Advisor, and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Consolidated Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plans or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2021, 2020 and 2019, such charges were equal to approximately 0.73%, 0.63% and 0.83%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Advisor are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying consolidated statutory financial statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $19.2 billion and $16.8 billion at December 31, 2021 and 2020, respectively are subject to discretionary withdrawal at fair value.

11

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Premiums and Annuity Considerations
All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the premium paying period of the related policies. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.
As more fully described in Note 5, premiums ceded to the reinsurer will be reflected net on the consolidated statutory statement of operations and surplus.
Investment Income and Expenses
General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred. All due and accrued investment amounts greater than 90 days are treated as non-admitted. The investment income amount due and accrued greater than 90 days was $2.1 million at both December 31, 2021 and 2020, respectively.
2.  INVESTMENTS
Valuation
The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2021 and 2020 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.
December 31, 2021 (in millions)	Statement Value	Gross Unrealized		Fair Value
		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$607.0	$8.0	$6.2	$608.8
Commercial mortgage-backed securities	97.2	1.7	1.5	97.4
Other asset-backed securities	–	–	–	–
Total	$704.2	$9.7	$7.7	$706.2
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	1,648.9	36.6	14.2	1,671.3
Obligations of states and political subdivisions	72.7	1.5	0.4	73.8
Debt securities issued by foreign governments	–	–	–	–
Corporate securities	5,677.7	220.1	61.9	5,835.9
Total	$8,103.5	$267.9	$84.2	$8,287.2

12

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NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

2.  INVESTMENTS (continued)

	Statement	Gross Unrealized		Fair
December 31, 2020 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$627.9	$25.8	$0.4	$653.3
Commercial mortgage- backed securities	7.8	0.2	–	8.0
Other asset-backed securities	–	–	–	0.0
Total	$635.7	$26.0	$0.4	$661.3
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	2,488.7	94.3	4.2	2,578.8
Obligations of states and political subdivisions	–	–	–	–
Debt securities issued by foreign governments	–	–	–	–
Corporate securities	5,466.9	436.5	15.5	5,887.9
Total	$8,591.3	$556.8	$20.1	$9,128.0
The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. As of December 31, 2021, approximately 100% of the $2.3 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure.
Cash equivalents with a statement value and fair value of $201.4 million and $68.3 million at December 31, 2021 and 2020, respectively, and short-term investments with both a statement value and a fair value of $28.1 million and $17.6 million, respectively, are included in the above tables. At December 31, 2021 and 2020, the Company had $4.1 million and $3.5 million, respectively, (par value of $3.6 million at December 31, 2021 and $3.5 million at December 31, 2020) of its long-term fixed maturity securities on deposit with various regulatory agencies.
Fair Value
Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:
•
Level 1 -- quoted prices in active markets for identical securities.
•
Level 2 -- quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 -- significant unobservable inputs (including the assumptions in determining the fair value of investments).

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NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

2.  INVESTMENTS (continued)
The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include bonds and notes, common stocks, cash, cash equivalents, short term investments, policy loans, guaranteed funds transferrable, privately managed investments and Separate Account funds whose net asset values are calculated on a daily basis. Cash, cash equivalents, common stocks, and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, were determined to be Level 2. Finally, investments that are managed by outside investment advisors and the guaranteed funds transferrable for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities. Investments in mutual funds are excluded from the common stock line in the following table as these are valued at Net Asset Value. The Company had $33.6 million and $26.7 million of bonds and notes measured and reported at fair value as of December 31, 2021 and 2020, respectively which are level 3 investments. The Company had $4.9 million and $29.2 million of common stock measured and reported at fair value as of December 31, 2021 and 2020, respectively, which are Level 1 investments.
The following tables provide fair value information at December 31, 2021 and 2020, about the Company’s assets that are considered financial instruments:
As of December 31, 2021 Financial Instruments (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$–	$8,246.9	$33.6	$8,280.5
Common stocks	4.9	–	12.0	16.9
Cash, cash equivalents and short term investments	261.2	–	–	261.2
Policy loans	–	76.8	–	76.8
Guaranteed funds transferrable	–	–	6.1	6.1
Separate Account assets	19,164.0	–	–	19,164.0
Total	$19,430.1	$8,323.7	$51.7	$27,805.5

As of December 31, 2020 Financial Instruments (in millions)	Level1	Level2	Level3	Total
Bonds and notes	$–	$9,021.8	$26.7	$9,048.5
Common stocks	29.2	–	–	29.2
Cash, cash equivalents and short term investments	58.0	–	–	58.0
Policy loans	–	95.3	–	95.3
Guaranteed funds transferrable	–	–	7.3	7.3
Separate Account assets	16,781.5	–	–	16,781.5
Total	$16,868.7	$9,117.1	$34.0	$26,019.8
The fair value of Level 3 bonds increased from $26.7 million at December 31, 2020, to $33.6 million at December 31, 2021, primarily as a result of the change in fair value of Level 3 assets, net of interim paydowns, during the year. The fair value of bonds and notes classified as Level 3 decreased by $4.7 million in 2020 as a result of the redetermination of the fair value, net of paydowns, on these securities during the year. During 2021, the issuers of the two bonds that were impaired in 2020

14

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NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

2.  INVESTMENTS (continued)
exchanged those debt instruments for common stock. The first level 3 security with a book value of $1.9 million was exchanged for common stock with a book value of $2.9 million and is classified as a Level 1 asset as of December 31, 2021. This was a non-cash transaction and is excluded from the consolidated statement of cash flows. The second security with an adjusted book value of $12.0 million was exchanged for equity with a book value of $12.0 million at the date of issuance. This security is also classified as a Level 3 asset at December 31, 2021. There were no sales of Level 3 securities in 2021 or 2020. The guaranteed funds transferrable fair value declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification and there were no securities transferred between Levels 1, 2 & 3 during 2021 and 2020.
In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2021 and 2020.
Unrealized Gains and Losses
At December 31, 2021 and 2020, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:
December 31 (in millions)	2021	2020	Change	2020	2019	Change
Common Stock	$7.7	$4.3	$3.4	$4.3	$35.5	$(31.2)
Bonds and notes	(0.5)	(3.9)	3.4	(3.9)	(4.4)	0.5
Other assets	(0.7)	(1.2)	0.5	(1.2)	(0.9)	(0.3)
Net unrealized appreciation (depreciation)	$6.5	$(0.8)	$7.3	$(0.8)	$30.2	$(31.0)
Net unrealized appreciation related to the Company’s bonds, equity securities and other assets increased by $7.3 million during the year. Net unrealized appreciation of $7.7 million related to equity securities at December 31, 2021, consists of $7.7 million of gross unrealized gains and $0 million of gross unrealized losses, of which none of the unrealized losses are greater than 12 months old. Net unrealized appreciation of $4.3 million related to equity securities at December 31, 2020, consisted of $4.4 million of gross unrealized gains and $0.1 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old. At December 31, 2020 net unrealized appreciation related to the Company’s bonds, equity securities and other assets decreased by $31.0 million during the year. Net unrealized appreciation of $35.5 million related to equity securities at December 31, 2019, consisted of $40.1 million of gross unrealized gains and $4.6 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.
The following is an analysis of the fair values and gross unrealized losses as of December 31, 2021 and 2020, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2021 and 2020, were $84.4 million and $20.1 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spread widening and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.

15

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

2.  INVESTMENTS (continued)
The tables that follow exclude $5.5 billion and $7.7 billion at December 31, 2021 and 2020, respectively, of book value of those fixed maturity securities that are in an unrealized gain position.
December 31, 2021 ($ in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:
Mortgage and asset backed securities:	$1,012.9	$16.7	146	$40.8	$2.8	14
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	75.3	1.6	18	-	-	-
Other asset-backed securities	-	-	-	-	-	-
Total	$1,088.2	$18.3	164	$40.8	$2.8	14
U.S. Treasury securities and obligations of U.S Government corporations and agencies	67.5	1.7	17	13.4	1.3	4
Obligations of states and political subdivisions	31.5	0.5	12
Obligations issued by Foreign governments	2.0	-	1	-	-	-
Corporate Securities	2,184.0	57.4	230	6.5	2.4	2
Total	$3,373.2	$77.9	424	$60.7	$6.5	20

December 31, 2020 ($ in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:	$284.1	$6.6	54	$11.2	$4.7	3
Mortgage and asset backed securities:	-	-	-	-	-	-
Residential mortgage-backed securities	03.	-	1	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Other asset-backed securities	$284.4	$6.6	55	$11.2	$4.7	3
Total
U.S. Treasury securities and obligations of U.S Government corporations and agencies	322.9	2.4	11	1.3	-	3
Obligations of states and political subdivisions
Corporate Securities	190.1	1.4	12	35.8	5.0	3
Total	$797.4	$10.4	78	$48.3	$9.7	9
Realized Capital Gains and Losses
Net realized capital gains (losses) reflected in the Consolidated Statements of Operations and Surplus for the years ended December 31, 2021, 2020 and 2019 were as follows:
December 31 (in millions)	2021	2020	2019
Common Stock	$4.6	$8.3	$10.5
Sale of 25% equity interest of affiliate	113.8	-	-
Fixed maturities	2.1	(49.1)	3.3
Other assets	(0.3)	(0.2)	(0.3)

16

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

2.  INVESTMENTS (continued)
December 31 (in millions)	2021	2020	2019
Net realized capital gains (losses)	$120.2	$(41.0)	$13.5
At December 31, 2021 and 2020, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $2.5 billion and $2.8 billion, and $2.5 billion and $3.3 billion, respectively, of which approximately 99% in both 2021 and 2020 are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.
Sales of investments, including maturities paydowns and calls, in fixed maturity securities resulted in ($10.3) million of net interest rate related losses and $14.9 million of net interest rate related gains and $3.5 million of net interest rate related gains being accumulated in the IMR in 2021, 2020 and 2019, respectively, as follows:
December 31 (in millions)	2021	2020	2019
Fixed maturity securities
Proceeds	$4,488.3	$1,521.7	$628.6
Gross realized gains	30.0	23.2	9.5
Gross realized losses	(40.3)	(8.3)	(6.0)
During 2021, 2020 and 2019, $12.8 million, $16.1 million and $12.9 million, respectively, of the IMR was amortized and included in net investment income.
Sales of investments in equity securities resulted in $5.4 million, $8.3 million and $10.5 of net capital gains in 2021, 2020 and 2019, respectively, being recognized in net income as follows:
December 31 (in millions)	2021	2020	2019
Equity securities
Proceeds	$24.8	$470.4	$279.7
Gross realized gains	5.4	44.6	27.6
Gross realized losses	–	(36.3)	(17.1)
Maturities
The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2021, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.
December 31, 2021 (in millions)	Statement Value	Fair Value
Due in one year or less	$581.8	$588.6
Due after one year through five years	2,395.5	2,500.4
Due after five years through 10 years	2,741.3	2,836.2
Due after 10 years	2,376.2	2,355.2
Total	8,094.8	8,280.4

17

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

3.  GUARANTEED FUNDS TRANSFERABLE
In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.
The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $6.1 million and $6.9 million at December 31, 2021 and 2020, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $0.2 million, $0.7 million, and $0.7 million in 2021, 2020 and 2019, respectively, and are included in net investment income.
4.  REAL ESTATE
Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $11.4 million in both 2021 and 2020 and $10.1 million in 2019.
During 2021, the Company formed a new subsidiary, 320 Park Avenue LLC (a wholly owned subsidiary of 320 Park Avenue Holdings LLC) and contributed 100% of its interest in its Home office property to the new subsidiary. The value of the contribution was the net book value of the building as of November 30, 2021. On December 20, 2021 the Company sold a 25% equity interest in 320 Park Avenue Holdings LLC to an unrelated third party for approximately $187.5 million in net cash consideration. As a result of the sale, a gain of approximately $113 million was recorded for the year ended December 31, 2021. The gain is reflected within net realized capital gains and losses on the consolidated statements of operations and surplus.
5.  REINSURANCE
The Company entered into a 50% Coinsurance and Modified Coinsurance (“Modco”) Agreement, effective, December 31, 2020. The reinsurance covers approximately one-half of the 3% guarantee business in the General Account and the Separate Account accumulations that have a 3% General Account minimum interest guarantee associated with that contract. Investors in the Separate Accounts are able to transfer their accumulations to the General Account at any time without penalties. Contract holders are eligible to withdraw their accumulations at any time without market value adjustment.
The general account business was structured as a 50% quota share coinsurance arrangement pertaining to approximately $1.169 billion of General Account reserves. As part of the Reinsurance Agreement, the Company segregated $1.162 billion of assets comprised of corporate bonds and mortgage-backed securities and an additional $6.9 million in contract loans for those contracts that have a loan provision, which approximates one-half of the 3% business to a Reinsurance funds withheld account (non-cash transactions). While the assets will continue to be maintained and reported on the Company’s consolidated statements of financial condition, the reinsurer will receive the investment income and realized gains and losses from those assets while the Company receives the 3% credited on the General Account business ceded and an expense load per person to cover the expense of administering the business. The expense load will be recognized as other income on the consolidated statutory statements of operations and surplus.

18

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

5.  REINSURANCE (continued)
The Separate Account business is in the form of a 50% quota share modified coinsurance agreement covering approximately $1.0 billion of separate account reserves that represent approximately one-half of the 3% business. The Company will provide to the reinsurer Separate Account fees for the quota share portion of the reinsured business and will be reflected in the consolidated statutory statements of operations and surplus
In the event that the reinsurer does not meet their obligations under the terms of the reinsurance agreement, reinsurance recoverable balances could become uncollectible. Mutual of America still has the primary responsibility for the payment of benefits as the reinsurance agreement does not discharge the Company’s obligation as primary insurer. Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish the reinsurance and evaluates the financial strength of the reinsurer.
For the year ended December 31, 2021, reinsurance amounts is as follows:
December 31, 2021 (in millions)	Value
Beginning of Period - Reserves Ceded	1,167.0
Premiums	36.4
Net Transfers	4.8
Benefits	(89.7)
Reserve Change	1.0
General Account Fees	(0.2)
Interest Credits	34.4
Policy Loan Cancelation	(1.2)
End of Period - Reserves Ceded	1,152.5
Net activity under the reinsurance agreement is reflected in the Funds Withheld liability in the consolidated statement of financial position.
6.  PENSION PLAN AND POSTRETIREMENT BENEFITS
Pension Benefit and Other Benefit Plans
The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation or calculated benefit exceeds the maximum allowable limits for qualified retirement plans under ERISA.
The Company also has two other defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical, dental and vision benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and

19

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

6.  PENSION PLAN AND POSTRETIREMENT BENEFITS (continued)
coinsurance. All benefit plans are underwritten by Mutual of America. To the extent that the claims do not exceed stop-loss limits for single life occurrences, the plans are self-insured. Stop-loss coverage is purchased from an unaffiliated carrier. The postretirement benefit plan expense required to be recorded under these plans was $41.4 million, $30.4 million, and $24.2 million in 2021, 2020 and 2019, respectively.
As of January 1, 2021 and 2020, the Company recognized the following liabilities in the financial statements (in millions):
	Pension Benefits		Other Benefits
	2021	2020	2021	2020
Transition Liability	$8.7	$9.9	$8.1	$7.8
Accrued Benefit Cost	64.3	36.1	215.1	201.0
Funded Status	$73.0	$46.0	$223.2	$208.8
For other benefits, as of January 1, 2021 and 2020 the Company had total recognized liabilities of $158.8 million and $141.3 million, respectively, for the postretirement medical plans and $64.4 million and $67.5 million, respectively, for the nonqualified deferred compensation plans. The $158.8 million and $141.3 million recognized liability for the postretirement medical plans at January 1, 2021 and 2020 consisted of an unamortized transition liability of $5.5 million and $5.6 million respectively, and an accrued benefit cost of $153.3million and $135.7 million, respectively. For the nonqualified deferred compensation plan, the recognized liability at January 1, 2021 and 2020 consisted of an unamortized transition liability of $2.6 million and $2.2 million, and an accrued benefit cost of $61.8 million and $65.3 million, respectively.
The minimum required amortization of the unrecognized transition liabilities is as follows (in millions):
Date	Pension Benefits	Other Benefits
12/31/2021	$8.7	$8.1
12/31/2022	-	5.6
12/31/2023	-	-
Total	$8.7	$13.7
The expected amortization of the unrecognized transition liability will be $5.6 million for the postretirement medical plan and nothing for the non-qualified deferred compensation plan per year through no later than 2023. There was an additional charge to surplus for the post-retirement medical plan of $1.9 million and $7.5 million in 2021 and 2020, respectively, and no additional charge to surplus for the non-qualified deferred compensation plan in 2021 and a charge of $5.2 million in 2020.

20

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

6.  PENSION PLAN AND POSTRETIREMENT BENEFITS (continued)
The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2021 and 2020 (in millions):
	Pension Benefits		Other Benefits
	2021	2020	2021	2020
Accumulated Benefit Obligation	$315.2	$309.1	$29.0	$43.6
Projected Benefit Obligation	$402.1	$392.4	$211.1	$226.3
Plan Assets at Fair Value	367.5	334.3	-	-
Funded Status	$(34.6)	$(58.1)	$(211.1)	$(226.3)
Accrued Benefit Cost	34.6	64.3	207.4	215.1
Additional Surplus Charge greater than minimum	-	-	-	11.2
Unrecognized items	$(0.0)	$6.2	$(3.7)	$(0.0)
Prior Service Costs	$-	$-	$6.3	$7.3
Unrecognized (Losses) Gains	(107.7)	(126.8)	(82.1)	(94.0)
Additional Surplus Charge Beyond Minimum	-	-	72.1	-
Transition asset	107.7	126.8	-	75.5
Total Unrecognized Liability	$-	$-	$(3.7)	$(11.2)
The components of net periodic benefit costs as calculated in the January 1, 2021, 2020, and 2019 plan valuations are as follows:
	Pension Benefits			Other Benefits
December 31 (in millions)	2021	2020	2019	2021	2020	2019
Service costs	$19.8	$19.0	$16.6	$7.9	$7.1	$6.2
Interest cost on Projected Benefit Obligation (PBO)	10.3	11.7	14.6	6.4	6.9	7.6
Expected return on plan assets	(29.1)	(28.0)	(25.8)	-	-	-
Prior services costs	-	-	-	(1.0)	(1.0)	(0.8)
Settlement	11.7	29.5	-	20.5	10.2	6.4
Amortization of unrecognized net loss (gain)	7.9	11.1	11.7	7.6	7.2	4.8
Net benefit expense	$20.6	$43.3	$17.1	$41.4	$30.4	$24.2
During 2021, 2020, and 2019 pension expense for the non-qualified deferred compensation plan included $20.5 million, $10.2 million, and $6.4 million of settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during those years exceeding the plans interest and service cost.

21

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

6.  PENSION PLAN AND POSTRETIREMENT BENEFITS (continued)
The changes in the PBO and plan assets are as follows:
	Pension Benefits		Other Benefits
December 31 (in millions)	2021	2020	2021	2020
Change in PBO
PBO, beginning of the year	$392.4	$393.8	$226.3	$218.2
Service costs	19.8	19.0	7.9	7.1
Interest costs	10.3	11.7	6.4	6.9
Change in assumptions/plan amendments	14.8	18.3	(6.8)	12.6
Actuarial loss (gain)	17.1	36.5	23.0	10.5
Benefits and expenses paid	(52.3)	(86.9)	(45.7)	(29.0)
PBO, end of year	$402.1	$392.4	$211.1	$226.3

	Pension Benefits		Other Benefits
December 31 (in millions)	2021	2020	2021	2020
Change in Plan Assets
Plan assets, beginning of the year	$334.3	$352.2	–	–
Employer contributions	25.0	15.0	–	–
Return on plan assets	60.5	54.0	–	–
Benefits and expenses paid	(52.3)	(86.9)	–	–
Plan assets, end of year	$367.5	$334.3	–	–
Plan assets (lower than) PBO	$(34.6)	$(58.1)	$(211.1)	$ (226.3)
At December 31, 2021 and 2020, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts and in the Company’s General Account, and consisted of approximately 81.8 % in equity investments and 18.2% in fixed-income investments and 81.1% in equity and 18.9% in fixed-income investments, respectively. A distribution of plan assets by investment objective as of December 31, 2021 and 2020 are as follows:
December 31, (in millions)	2021	2020
Fixed Income Funds	$60.7	$58.8
Equity Funds:
Index	167.2	153.4
Growth	78.6	69.4
Balanced	55.0	48.5
Total Level 1 Investments	$361.5	$330.1
General Account	6.0	4.2
Total plan assets	$367.5	$334.3
The underlying investments in the funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value, and are considered to be cash equivalents that are not subject to fair value evaluation.

22

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

6.  PENSION PLAN AND POSTRETIREMENT BENEFITS (continued)
The Company made contributions to its defined benefit pension plan of $25.0 million in 2021, $15.0 million in 2020 and $25.0 million in 2019. The Company estimates that it will contribute at least $15.0 million to this plan in 2022. Benefits expected to be paid from this plan total $32.7 million in 2022, $25.0 million in 2023, $24.8 million in 2024, $27.2 million in 2025 and $31.2 million in 2026. The aggregate benefits expected to be paid in 2027 through 2031 total approximately $162.7 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2021.
The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:
	Pension Benefits			Postretirement Medical			Non Qualified Deferred Compensation
Weighted average Assumptions at December 31	2021	2020	2019	2021	2020	2019	2021	2020	2019
Discount rate	2.90	2.50%	3.00%	3.10	2.90%	3.40%	2.70	2.20%	2.80%
Rate of compensation increase	4.00	4.00%	4.00%	4.00	4.00%	4.00%	5.00	5.00%	5.00%
Expected return on plan assets	8.50	8.50%	8.50%	-	-	-	-	-	-
The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% equity investments and 20% fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.00%) based upon historical 30-year rolling averages. In selecting the expected long-term rate of return assumption, an underlying inflation assumption of 2.50% was selected taking into account historical inflation data and future inflation expectations.
The health care cost trend rate assumption impacts the amounts reported for the postretirement benefit plans. The assumption is 4.8% for 2022 and beyond. Benefits expected to be paid from this plan and the nonqualified deferred compensation plan total $11.8 million in 2022, $9.8 million in 2023, $10.7 million in 2024, $14.0 million in 2025 and $13.3 million in 2026. Aggregated benefits expected to be paid in the period 2027 through 2031 total approximately $72.9 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2021.
Savings and Other Incentive Plans
All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee’s contributions up to 6% of salary. The Company contributed $3.2 million in 2021, 2020, and 2019, respectively. In December 2021, Mutual of America converted their savings plan

23

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

6.  PENSION PLAN AND POSTRETIREMENT BENEFITS (continued)
from a variable insurance contract underwritten by the life insurance company to an investment contract offered under Mutual of America’s Net Asset Value (NAV) model. Included in annuity and surrender benefits is approximately $440 million of benefits representing the termination of the variable insurance contract.
The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $13.5 million, $13.2 million, and $13.9 million for December 31, 2021, 2020, and 2019, respectively. At December 31, 2021 and 2020, the accrued liability related to these plans was $24.7 and $24.4 million, respectively.
7.  COMMITMENTS AND CONTINGENCIES
Rental expenses approximated $23.7 million, $21.8 million, and $26.4 million as of December 31, 2021, 2020, and 2019, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $6.1 million in 2022; $4.5 million in 2023; $3.7 million in 2024; $2.7 million in 2025; $1.8 million in 2026 and $2.6 million in 2027 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.
During 2021, the Company entered into agreements with several unrelated investment managers to invest up to $750 million of General account assets in privately managed investments. Through December 31, the Company has funded approximately $267 million of this commitment and have a remaining commitment of approximately $483 million that will be funded in 2022.
The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s consolidated financial statements.
8.  FEDERAL INCOME TAXES
Mutual of America adopted SSAP No. 101, Income Taxes, a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities.
The change in Mutual of America’s net Admitted DTA must be recorded as a separate component of gains and losses in surplus. Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company’s risk-based capital ratio exceeding certain thresholds.
A reconciliation of the income tax benefit recognized in the Company’s consolidated statutory statement of operations and surplus to the amount obtained by applying the statutory rate of 21% in 2021, 2020, and 2019 to net gain from operations before federal income taxes follows:

24

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

8.  FEDERAL INCOME TAXES (continued)
December 31 (in millions)	2021	2020	2019
Net (Loss) Gain from Operations	$(69.5)	$(77.5)	$(33.1)
Statutory rate	21%	21%	21%
Tax at statutory rate	(14.6)	(16.3)	(7.0)
Investment Items	12.1	(9.6)	3.4
Expense Items	15.3	(20.9)	(19.4)
Net operating loss related to Dividend Received Deduction	-	-	(1.8)
Nonadmitted Assets	-	(2.0)	(1.4)
Prior year true-up	-	4.6	2.5
Other	0.1	-	(3.7)
Change in Contingency Reserve	(4.1)	-	-
Valuation Allowance	23.5	167.7	-
Total Income Tax Expense / (Benefit)	$32.3	$123.5	$(27.4)
Income Tax Benefit (Expense):
Current - Consolidated	$-	$-	$-
Deferred - Non-Insurance Companies	-	-	-
Income Tax Benefit on Operating Earnings	$-	$-	$-
Deferred Federal Income Tax, in Surplus	$32.3	$123.5	$(27.4)
Total Income Tax Expense / (Benefit)	$32.3	$123.5	$(27.4)
The federal income tax expense of $32.3 million in 2021, expense of $123.5 million in 2020, and benefit of ($27.4) million in 2019, respectively relates primarily to the change in the deferred income tax incurred by Mutual of America.
The components of the net DTA recognized in the Company’s consolidated statement of financial condition are as follows:
December 31 (in millions)	2021	2020
Total gross DTAs excluding unrealized (gains) losses	$334.6	$390.1
Statutory valuation allowance adjustment	(191.3)	(167.6)
Total adjusted gross DTAs excluding unrealized (gains) losses	$143.3	$222.5
Total gross DTLs excluding unrealized (gains) losses	(58.4)	(105.3)
Mutual of America's net DTA	84.9	117.2
Tax effect of unrealized (gains) losses	(1.6)	(0.1)
DTA nonadmitted	-	(27.8)
Total net admitted DTA	83.3	89.3
The Company has evaluated all sources of negative and positive evidence, including the 3-year cumulative loss, future reversing taxable temporary differences, and other objectively verifiable future sources of income as of December 31, 2021 balance sheet date. On the basis of this evaluation, the Company has recorded an additional charge of $23.5M against its net deferred tax asset as of December 31, 2021. The Company will continue to analyze the valuation allowance on a quarterly basis.

25

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

8.  FEDERAL INCOME TAXES (continued)
As of December 31, 2021, Mutual of America’s gross DTA, excluding the tax effect of unrealized (gains) losses, of $334.6 million, consisted of $322.6 million of ordinary DTAs and $12.0 million of capital DTAs. The net decrease in the net DTA was $32.2 million excluding unrealized (gains) losses. As shown in the above table, Mutual of America’s net admitted DTA decreased by $6.1 million during 2021.
The Company claims the separate account dividend received deduction. The impact of the separate account dividend received deduction (“SADRD”) is to reduce the Company’s overall effective tax rate compared to the U.S. statutory tax rate of 21%. For years prior to the effective date of Tax Cuts and Jobs Act (“TCJA”), there was a degree of uncertainty regarding the computational aspects of the Company’s SADRD for assets held in connection with variable annuity contracts because final regulations have not been issued by the IRS. The TCJA changed the life insurance company proration rules for the DRD by changing the company share to 70% and the policyholder share to 30% for tax years beginning after December 31, 2017. Due to this change, there is no exposure to the SADRD for years 2018 and forward. Additionally, since the 2017 return’s statute of limitation has expired in 2021, and it was the last year where short-term capital gain in the computation of the company share percentage impacted the Company’s SADRD, the corresponding change in contingency reserve of $4.1M against the financial statement’s net operating loss (NOL) was released in the 2021 Year-End Provision.
The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, non-admitted assets, and net operating loss carryforwards. Effective January 1, 1998, Mutual of America’s pension business became subject to federal income tax. Included in such differences are items resulting from transition rules under the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America’s pension business. The transition rules along with the reduced federal income tax rate under TCJA will continue to moderate Mutual of America’s current tax expense over the next several years. As such, Mutual of America incurred a consolidated federal income tax of zero in 2021, 2020, and 2019. As of December 31, 2021, the Company had net operating loss carryforwards of approximately $273.4 million, of which $226.7 million are expiring at various dates between 2022 and 2032 and $46.7 million has no expiration, but its utilization is limited to 80% of taxable income.
During the year ended December 31, 2020, the Company recognized an expense of $49.8 million related to the bond impairment reflected on the statutory financials. For tax purposes, the impairment loss cannot be recognized until the security is either disposed of or matures. During 2021, the related securities underwent restructuring transactions which resulted in the bonds being converted to equities. As the original securities were disposed of in 2021, a tax loss of $49.8 million was recognized in the 2021 federal income tax provision.
The transactions noted above, along with other capital tax activity have generated a capital loss of $39.6 million in 2021. Such capital loss can be carried back to 2019 and 2020 to offset the capital gain generated in those two years, and to free up the regular net operating loss carryforwards that were previously utilized to offset those capital gains
Throughout the course of the year, the Company formed several U.S. GAAP subsidiaries in connection with the partial sale of the building located at 320 Park Avenue New York,
Mutual of America files a separate federal income tax return and files income tax returns in various states.

26

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
Bonds and Notes and Common Stock – Fair value for bonds and notes is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for common stocks is determined by reference to valuations quoted by an independent pricing organization. Common stock amounts exclude investments in mutual funds as these are reported at Net Asset Value.
Cash, Cash Equivalents and Short-Term Investments – The carrying value for cash, cash equivalents approximates fair values due to the short-term maturities of these instruments. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less.
Guaranteed Funds Transferable – Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.
Privately managed investments – privately managed investments are stated at our underlying share of the U.S. GAAP equity of the investee on a quarter lag, which approximates fair value.
Policy Loans – The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.
10.  SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)
The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (“Statutory Accounting”), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.
Asset Valuations and Investment Income Recognition
GAAP requires the Company’s bonds and notes to be classified as either held-to-maturity (HTM), available-for-sale (AFS), or trading, whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity, whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

27

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

10.  SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) (continued)
GAAP requires that unrealized gains and losses arising from the change in fair value of equity securities be reflected as a component of investment income whereas for statutory accounting unrealized gains and losses are reflected as a component of the change in surplus.
Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, if realized capital losses exceed realized capital gains accumulated in the IMR, then the accumulated balance is removed from the consolidated statement of financial condition by a direct charge to surplus.
A general formula-based AVR is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.
For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.
Policy Acquisition Costs
Under GAAP, policy acquisition costs that are directly related to and vary with the successful acquisition of insurance contracts are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.
Insurance and Annuity Reserves
Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Under GAAP, mortality and morbidity assumptions are based on Company experience.
Under statutory accounting practices, reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance recoverable.
Premium Recognition
Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.
Deferred Income Taxes
GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three

28

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY

FINANCIAL STATEMENTS
 (CONTINUED)

DECEMBER 31, 2021, 2020 AND 2019

10.  SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) (continued)
years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.
Statements of Cash Flow
The Statements of Cash Flow are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities.
11.  SUBSEQUENT EVENTS
In January 2022, the Company received all regulatory approvals necessary to establish Mutual of America Reinsurance Bermuda Ltd or “MOA Bermuda”, a reinsurer organized and domiciled in Hamilton Bermuda.
Operations of the MOA Bermuda is anticipated to commence in the second quarter of 2022. The Company’s purpose in setting up a Bermuda Reinsurance Captive is to optimize surplus, manage risk and to provide additional capacity for future growth. Upon final formation, the entity will be a direct subsidiary of the Mutual of America.
The Company has evaluated subsequent events through March 16, 2022, the date the financial statements were available to be issued, and no additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure in the accompanying financial statements.

29

Mutual of America Separate Account No. 3
Annual Report
December 31, 2021

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Mutual of America Life Insurance Company and
Contract Owners of Mutual of America Separate Account No. 3:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising Mutual of America Separate Account No. 3 (the Subaccounts), as of December 31, 2021, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 4. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2021, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 4, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Mutual of America Life Insurance Company’s separate accounts since 2002.

New York, New York
April 29, 2022

Appendix
Statement of operations for the year ended December 31, 2021 and the statements of changes in net assets for each of the years in the two-year period then ended.
MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.
Equity Index Portfolio*
All America Portfolio*
Small Cap Value Portfolio*
Small Cap Growth Portfolio*
Small Cap Equity Index Portfolio*
Mid Cap Value Portfolio*
Mid-Cap Equity Index Portfolio*
International Portfolio*
Money Market Portfolio*
Mid-Term Bond Portfolio*
Bond Portfolio*
Conservative Allocation Portfolio*
Moderate Allocation Portfolio*
Aggressive Allocation Portfolio*
FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS
VIP Equity-Income Portfolio
VIP Asset Manager Portfolio
VIP Contrafund Portfolio
VIP Mid Cap Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF Diversified Value Portfolio
VIF International Portfolio
VIF Real Estate Index Portfolio
VIF Total Bond Market Index Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Capital Appreciation Fund
AMERICAN FUNDS INSURANCE SERIES
New World Fund
CALVERT VARIABLE SERIES, INC.
VP SRI Balanced Portfolio
DEUTSCHE DWS VARIABLE SERIES I
Capital Growth VIP
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
V.I. Main Street Fund
PIMCO VARIABLE INSURANCE TRUST
VIT Real Return Portfolio
T. ROWE PRICE EQUITY SERIES, INC.
Blue Chip Growth Portfolio
MFS VARIABLE INVESTMENT TRUST III
MFS VIT III Mid Cap Value Portfolio

*Statement of operations for the year ended December 31, 2021 and the statements of changes in net assets for the year ended December 31, 2021 and for the period from January 24, 2020 (commencement of operations) to December 31, 2020 for these subaccounts.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Investments in Mutual of America Variable Insurance
Portfolios at fair value
(Cost:
Equity Index Portfolio -- $1,019,374
All America Portfolio -- $711,600
Small Cap Value Portfolio -- $381,261
Small Cap Growth Portfolio -- $621,758)

(Notes 1 and 2)	$1,490,082	$1,024,662	$484,933	$940,852
Due From (To) Mutual of America General Account	(7,018)	(6,521)	(130)	(1,592)
Net Assets	$1,483,064	$1,018,141	$484,803	$939,260
Number of Units Outstanding	115,223	31,132	161,418	225,962
Unit Value(a)(b)	$12.871	$32.704	$3.003	$4.157

	Mutual of America Variable Insurance Portfolios
	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio
Investments in Mutual of America Variable Insurance
Portfolios at fair value
(Cost:
Small Cap Equity Index Portfolio -- $22,934
Mid Cap Value Portfolio -- $5,566
Mid-Cap Equity Index Portfolio -- $246,283
International Portfolio -- $560)

(Notes 1 and 2)	$22,082	$7,470	$336,559	$657
Due From (To) Mutual of America General Account	304	(39)	(1,897)	(3)
Net Assets	$22,386	$7,431	$334,662	$654
Number of Units Outstanding	1,627	2,319	46,598	524
Unit Value(a)(b)	$13.758	$3.204	$7.182	$1.247

(a)Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(b)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investments in Mutual of America Variable Insurance Portfolios at fair value (Cost: Money Market Portfolio -- $17,436 Mid-Term Bond Portfolio -- $16,263 Bond Portfolio -- $74,978)
(Notes 1 and 2)	$17,405	$16,195	$75,281
Due From (To) Mutual of America General Account	(453)	(37)	(223)
Net Assets	$16,952	$16,158	$75,058
Number of Units Outstanding	7,349	6,385	10,999
Unit Value(a)(b)	$2.306	$2.531	$6.824

	Mutual of America Variable Insurance Portfolios
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
Investments in Mutual of America Variable Insurance Portfolios
at fair value
(Cost:
Conservative Allocation Portfolio -- $5,020
Moderate Allocation Portfolio -- $211,367
Aggressive Allocation Portfolio -- $76,011)

(Notes 1 and 2)	$5,822	$263,535	$98,947
Due From (To) Mutual of America General Account	(23)	(1,385)	(464)
Net Assets	$5,799	$262,150	$98,483
Number of Units Outstanding	2,419	76,481	22,749
Unit Value(a)(b)	$2.398	$3.428	$4.329

(a)Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(b)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

 (CONTINUED)

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio
Investments in Fidelity VIP Portfolios
at fair value
(Cost:
Fidelity VIP Equity-Income Portfolio -- $371,296
Fidelity VIP Asset Manager Portfolio -- $80,964
Fidelity VIP Contrafund Portfolio -- $824,153
Fidelity VIP Mid Cap Portfolio -- $53,519)

(Notes 1 and 2)	$437,493	$97,733	$1,344,673	$65,041
Due From (To) Mutual of America General Account	(2,968)	(366)	(9,662)	(378)
Net Assets	$434,525	$97,367	$1,335,011	$64,663
Number of Units Outstanding	3,667	1,437	7,297	491
Unit Value(a)(b)	$118.500	$67.756	$182.961	$131.802

	Vanguard
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio
Investments in Vanguard VIF Portfolios
at fair value
(Cost:
Vanguard VIF Diversified Value Portfolio -- $78,043
Vanguard VIF International Portfolio -- $321,789
Vanguard VIF Real Estate Index Portfolio -- $6,807
Vanguard VIF Total Bond Market Index Portfolio --
$24,598)

(Notes 1 and 2)	$99,991	$563,648	$9,025	$25,070
Due From (To) Mutual of America General Account	(439)	(2,217)	(51)	(79)
Net Assets	$99,552	$561,431	$8,974	$24,991
Number of Units Outstanding	2,126	9,274	341	2,233
Unit Value(a)(b)	$46.828	$60.538	$26.339	$11.192

(a)Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(b)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

 (CONTINUED)

	American Century	American Funds	Calvert	DWS
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investments in American Century VP Capital Appreciation
Fund, American Funds New World Fund,
Calvert VP SRI Balanced Portfolio and DWS Capital
Growth VIP
at fair value
(Cost:
American Century VP Capital
Appreciation Fund -- $353,118
American Funds New World Fund -- $526
Calvert VP SRI Balanced Portfolio -- $88,487
DWS Capital Growth VIP -- $981,358)

(Notes 1 and 2)	$481,919	$656	$118,557	$1,762,981
Due From (To) Mutual of America General Account	(2,775)	(3)	(497)	2,498
Net Assets	$479,144	$653	$118,060	$1,765,479
Number of Units Outstanding	5,062	16	13,393	8,946
Unit Value(a)(b)	$94.664	$40.956	$8.815	$197.341

	Invesco	MFS	PIMCO	T. Rowe Price
	V.I. Main Street Fund	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investments in Invesco V.I. Main Street
Fund, MFS VIT III Mid Cap Value Portfolio,
PIMCO VIT Real Return Portfolio and
T. Rowe Price Blue Chip Growth Portfolio
at fair value
(Cost:
Invesco V.I. Main Street Fund -- $49,225
MFS VIT III Mid Cap Value Portfolio -- $60
PIMCO VIT Real Return Portfolio -- $3,587
T. Rowe Price Blue Chip Growth Portfolio -- $108,117)

(Notes 1 and 2)	$61,263	$65	$4,030	$142,715
Due From (To) Mutual of America General Account	(276)	—(c)	(13)	(616)
Net Assets	$60,987	$65	$4,017	$142,099
Number of Units Outstanding	751	4	248	2,344
Unit Value(a)(b)	$81.187	15.228	$16.195	$60.619

(a)Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(b)
The difference between the recalculated and stated Unit Value is due to rounding.
(c)
Less than $0.50.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$17,070	$8,982	$3,016	$759
Expenses (Note 3)	16,183	11,350	5,545	11,408
Net Investment Income (Loss)	887	(2,368)	(2,529)	(10,649)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	30,165	26,202	8,692	26,576
Realized gain from distributions	—	—	—	—
Net realized gain (loss) on investments	30,165	26,202	8,692	26,576
Net change in unrealized appreciation (depreciation) on investments	298,793	198,348	110,101	62,932
Net Realized and Unrealized Gain (Loss) on Investments	328,958	224,550	118,793	89,508
Net Increase (Decrease) in Net Assets Resulting From Operations	$329,845	$222,182	$116,264	$78,859

	Mutual of America Variable Insurance Portfolios
	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$241	$66	$3,354	$10
Expenses (Note 3)	221	84	3,719	8
Net Investment Income (Loss)	20	(18)	(365)	2
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	121	279	6,902	2
Realized gain from distributions	2,812	—	—	—
Net realized gain (loss) on investments	2,933	279	6,902	2
Net change in unrealized appreciation (depreciation) on investments	(1,392)	1,670	57,108	50
Net Realized and Unrealized Gain (Loss) on Investments	1,541	1,949	64,010	52
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,561	$1,931	$63,645	$54

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$171	$1,165
Expenses (Note 3)	199	198	903
Net Investment Income (Loss)	(199)	(27)	262
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—(a)	60	101
Realized gain from distributions	—	192	13
Net realized gain (loss) on investments	—	252	114
Net change in unrealized appreciation (depreciation) on investments	(27)	(717)	(3,245)
Net Realized and Unrealized Gain (Loss) on Investments	(27)	(465)	(3,131)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(226)	$(492)	$(2,869)

	Mutual of America Variable Insurance Portfolios
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—
Expenses (Note 3)	67	3,010	1,145
Net Investment Income (Loss)	(67)	(3,010)	(1,145)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	41	5,975	3,860
Realized gain from distributions	24	—	—
Net realized gain (loss) on investments	65	5,975	3,860
Net change in unrealized appreciation (depreciation) on investments	391	29,403	12,557
Net Realized and Unrealized Gain (Loss) on Investments	456	35,378	16,417
Net Increase (Decrease) in Net Assets Resulting From Operations	$389	$32,368	$15,272

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

 (CONTINUED)

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$8,123	$1,556	$850	$374
Expenses (Note 3)	4,609	1,057	13,519	801
Net Investment Income (Loss)	3,514	499	(12,669)	(427)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	13,689	1,730	104,345	12,148
Realized gain from distributions	47,038	532	160,143	9,871
Net realized gain (loss) on investments	60,727	2,262	264,488	22,019
Net change in unrealized appreciation (depreciation) on investments	27,701	5,485	51,077	(4,768)
Net Realized and Unrealized Gain (Loss) on Investments	88,428	7,747	315,565	17,251
Net Increase (Decrease) in Net Assets Resulting From Operations	$91,942	$8,246	$302,896	$16,824

	Vanguard
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$979	$1,695	$174	$516
Expenses (Note 3)	1,082	7,224	92	297
Net Investment Income (Loss)	(103)	(5,529)	82	219
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	245	30,416	240	15
Realized gain from distributions	1,346	42,622	230	207
Net realized gain (loss) on investments	1,591	73,038	470	222
Net change in unrealized appreciation (depreciation) on investments	21,038	(82,427)	2,086	(1,169)
Net Realized and Unrealized Gain (Loss) on Investments	22,629	(9,389)	2,556	(947)
Net Increase (Decrease) in Net Assets Resulting From Operations	$22,526	$(14,918)	$2,638	$(728)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

 (CONTINUED)

	American Century	American Funds	Calvert	DWS
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$7	$1,351	$3,257
Expenses (Note 3)	5,843	11	1,340	19,456
Net Investment Income (Loss)	(5,843)	(4)	11	(16,199)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	16,573	253	2,489	34,392
Realized gain from distributions	58,533	22	3,486	81,592
Net realized gain (loss) on investments	75,106	275	5,975	115,984
Net change in unrealized appreciation (depreciation) on investments	(19,730)	(224)	8,725	196,849
Net Realized and Unrealized Gain (Loss) on Investments	55,376	51	14,700	312,833
Net Increase (Decrease) in Net Assets Resulting From Operations	$49,533	$47	$14,711	$296,634

	Invesco	MFS	PIMCO	T. Rowe Price
	V.I. Main Street Fund	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$402	—(a)	$207	$—
Expenses (Note 3)	625	—(a)	44	1,395
Net Investment Income (Loss)	(223)	—	163	(1,395)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	778	—(a)	30	46,838
Realized gain from distributions	3,278	—(a)	—	15,202
Net realized gain (loss) on investments	4,056	—	30	62,040
Net change in unrealized appreciation (depreciation) on investments	7,735	5	—(a)	(35,975)
Net Realized and Unrealized Gain (Loss) on Investments	11,791	5	30	26,065
Net Increase (Decrease) in Net Assets Resulting From Operations	$11,568	$5	$193	$24,670

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$887	$(11,817)	$(2,368)	$(8,143)	$(2,529)	$(3,726)
Net realized gain (loss) on investments	30,165	(195)	26,202	(22,031)	8,692	(7,222)
Net change in unrealized appreciation (depreciation) on investments	298,793	171,915	198,348	114,714	110,101	(6,429)
Net Increase (Decrease) in net assets resulting from operations	329,845	159,903	222,182	84,540	116,264	(17,377)
From Unit Transactions:
Contributions	42,535	38,369	24,649	24,377	15,983	14,249
Withdrawals	(39,776)	(46,492)	(30,071)	(94,169)	(11,145)	(8,379)
Net transfers	(76,526)	1,082,308(a)	(41,417)	833,378(a)	(38,887)	416,172(a)
Contract fees (Note 3)	(3,799)	(3,303)	(2,872)	(2,456)	(1,135)	(942)
Net Increase (Decrease) from unit transactions	(77,566)	1,070,882	(49,711)	761,130	(35,184)	421,100
Net Increase (Decrease) in Net Assets	252,279	1,230,785	172,471	845,670	81,080	403,723
Net Assets:
Beginning of Year/Period	1,230,785	—	845,670	—	403,723	—
End of Year/Period	$1,483,064	$1,230,785	$1,018,141	$845,670	$484,803	$403,723
Changes in Units:
Units outstanding, beginning of year/period	121,455	—	32,484	—	175,136	—
Units issued	4,013	131,352(a)	835	39,234(a)	6,479	192,079(a)
Units redeemed	(10,245)	(9,897)	(2,187)	(6,750)	(20,197)	(16,943)
Net increase (decrease)	(6,232)	121,455	(1,352)	32,484	(13,718)	175,136
Units outstanding, end of year/period	115,223	121,455	31,132	32,484	161,418	175,136

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Small Cap Growth Portfolio		Small Cap Equity Index Portfolio		Mid Cap Value Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(10,649)	$(7,757)	$20	$(35)	$(18)	$(54)
Net realized gain (loss) on investments	26,576	(1,717)	2,933	22	279	—
Net change in unrealized appreciation (depreciation) on investments	62,932	256,162	(1,392)	540	1,670	234
Net Increase (Decrease) in net assets resulting from operations	78,859	246,688	1,561	527	1,931	180
From Unit Transactions:
Contributions	29,719	26,421	377	47	143	277
Withdrawals	(20,575)	(19,843)	—	—	(1,127)	—
Net transfers	(63,471)	662,151(a)	11,306	8,568(a)	524	5,503(a)
Contract fees (Note 3)	(419)	(270)	—	—	—	—
Net Increase (Decrease) from unit transactions	(54,746)	668,459	11,683	8,615	(460)	5,780
Net Increase (Decrease) in Net Assets	24,113	915,147	13,244	9,142	1,471	5,960
Net Assets:
Beginning of Year/Period	915,147	—	9,142	—	5,960	—
End of Year/Period	$939,260	$915,147	$22,386	$9,142	$7,431	$5,960
Changes in Units:
Units outstanding, beginning of year/period	239,861	—	831	—	2,461	—
Units issued	7,836	269,527(a)	833	831(a)	241	2,461(a)
Units redeemed	(21,735)	(29,666)	(37)	—	(383)	—
Net increase (decrease)	(13,899)	239,861	796	831	(142)	2,461
Units outstanding, end of year/period	225,962	239,861	1,627	831	2,319	2,461

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Mid-Cap Equity Index Portfolio		International Portfolio		Money Market Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(365)	$(2,428)	$2	$(5)	$(199)	$(155)
Net realized gain (loss) on investments	6,902	(5,100)	2	—	—	11
Net change in unrealized appreciation (depreciation) on investments	57,108	33,168	50	47	(27)	(4)
Net Increase (Decrease) in net assets resulting from operations	63,645	25,640	54	42	(226)	(148)
From Unit Transactions:
Contributions	18,416	18,154	48	33	5,754	5,272
Withdrawals	(250)	(3,786)	—	—	(19)	—
Net transfers	(11,455)	225,431(a)	(1)	478(a)	(6,014)	12,785(a)
Contract fees (Note 3)	(622)	(511)	—	—	(238)	(214)
Net Increase (Decrease) from unit transactions	6,089	239,288	47	511	(517)	17,843
Net Increase (Decrease) in Net Assets	69,734	264,928	101	553	(743)	17,695
Net Assets:
Beginning of Year/Period	264,928	—	553	—	17,695	—
End of Year/Period	$334,662	$264,928	$654	$553	$16,952	$17,695
Changes in Units:
Units outstanding, beginning of year/period	45,398	—	484	—	7,568	—
Units issued	4,460	53,604(a)	40	484(a)	2,514	9,877(a)
Units redeemed	(3,260)	(8,206)	—	—	(2,733)	(2,309)
Net increase (decrease)	1,200	45,398	40	484	(219)	7,568
Units outstanding, end of year/period	46,598	45,398	524	484	7,349	7,568

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Mid-Term Bond Portfolio		Bond Portfolio		Conservative Allocation Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(27)	$(184)	$262	$(857)	$(67)	$(56)
Net realized gain (loss) on investments	252	55	114	138	65	(2)
Net change in unrealized appreciation (depreciation) on investments	(717)	649	(3,245)	3,548	391	411
Net Increase (Decrease) in net assets resulting from operations	(492)	520	(2,869)	2,829	389	353
From Unit Transactions:
Contributions	3,023	3,314	6,891	8,213	207	198
Withdrawals	(82)	(18)	(508)	(945)	—	—
Net transfers	(2,934)	13,166(a)	(5,060)	67,951(a)	(149)	4,849(a)
Contract fees (Note 3)	(180)	(159)	(704)	(740)	(24)	(24)
Net Increase (Decrease) from unit transactions	(173)	16,303	619	74,479	34	5,023
Net Increase (Decrease) in Net Assets	(665)	16,823	(2,250)	77,308	423	5,376
Net Assets:
Beginning of Year/Period	16,823	—	77,308	—	5,376	—
End of Year/Period	$16,158	$16,823	$75,058	$77,308	$5,799	$5,376
Changes in Units:
Units outstanding, beginning of year/period	6,454	—	10,912	—	2,399	—
Units issued	1,182	7,543(a)	1,022	12,085(a)	103	2,516(a)
Units redeemed	(1,251)	(1,089)	(935)	(1,173)	(83)	(117)
Net increase (decrease)	(69)	6,454	87	10,912	20	2,399
Units outstanding, end of year/period	6,385	6,454	10,999	10,912	2,419	2,399

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios				Fidelity
	Moderate Allocation Portfolio		Aggressive Allocation Portfolio		VIP Equity-Income Portfolio
	2021	2020†	2021	2020†	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,010)	$(2,397)	$(1,145)	$(809)	$3,514	$2,745
Net realized gain (loss) on investments	5,975	(618)	3,860	(188)	60,727	16,350
Net change in unrealized appreciation (depreciation) on investments	29,403	22,765	12,557	10,379	27,701	(1,375)
Net Increase (Decrease) in net assets resulting from operations	32,368	19,750	15,272	9,382	91,942	17,720
From Unit Transactions:
Contributions	24,551	20,119	11,849	9,527	20,472	22,072
Withdrawals	(15,040)	(14,636)	(12,261)	—	(10,579)	(30,626)
Net transfers	(16,977)	212,843(a)	(4,165)	69,029(a)	(44,650)	(31,559)
Contract fees (Note 3)	(427)	(401)	(85)	(65)	(2,623)	(2,465)
Net Increase (Decrease) from unit transactions	(7,893)	217,925	(4,662)	78,491	(37,380)	(42,578)
Net Increase (Decrease) in Net Assets	24,475	237,675	10,610	87,873	54,562	(24,858)
Net Assets:
Beginning of Year/Period	237,675	—	87,873	—	379,963	404,821
End of Year/Period	$262,150	$237,675	$98,483	$87,873	$434,525	$379,963
Changes in Units:
Units outstanding, beginning of year/period	78,585	—	23,754	—	3,961	4,453
Units issued	7,612	88,751(a)	2,904	24,995(a)	191	267
Units redeemed	(9,716)	(10,166)	(3,909)	(1,241)	(485)	(759)
Net increase (decrease)	(2,104)	78,585	(1,005)	23,754	(294)	(492)
Units outstanding, end of year/period	76,481	78,585	22,749	23,754	3,667	3,961

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Fidelity
	VIP Asset Manager Portfolio		VIP Contrafund Portfolio		VIP Mid Cap Portfolio
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$499	$353	$(12,669)	$(8,919)	$(427)	$(315)
Net realized gain (loss) on investments	2,262	1,382	264,488	22,067	22,019	(247)
Net change in unrealized appreciation (depreciation) on investments	5,485	9,767	51,077	264,052	(4,768)	13,311
Net Increase (Decrease) in net assets resulting from operations	8,246	11,502	302,896	277,200	16,824	12,749
From Unit Transactions:
Contributions	8,068	7,191	27,822	23,782	2,507	2,415
Withdrawals	(675)	(5,853)	(92,584)	(15,913)	—	—
Net transfers	(10,452)	(8,974)	(101,011)	(78,217)	(43,968)	(6,507)
Contract fees (Note 3)	(966)	(913)	(1,743)	(1,705)	(67)	(59)
Net Increase (Decrease) from unit transactions	(4,025)	(8,549)	(167,516)	(72,053)	(41,528)	(4,151)
Net Increase (Decrease) in Net Assets	4,221	2,953	135,380	205,147	(24,704)	8,598
Net Assets:
Beginning of Year	93,146	90,193	1,199,631	994,484	89,367	80,769
End of Year	$97,367	$93,146	$1,335,011	$1,199,631	$64,663	$89,367
Changes in Units:
Units outstanding, beginning of year	1,495	1,644	8,290	8,875	842	890
Units issued	124	133	180	301	22	29
Units redeemed	(182)	(282)	(1,173)	(886)	(373)	(77)
Net increase (decrease)	(58)	(149)	(993)	(585)	(351)	(48)
Units outstanding, end of year	1,437	1,495	7,297	8,290	491	842

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Vanguard
	VIF Diversified Value Portfolio		VIF International Portfolio		VIF Real Estate Index Portfolio
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(103)	$952	$(5,529)	$38	$82	$86
Net realized gain (loss) on investments	1,591	10,528	73,038	12,225	470	(20)
Net change in unrealized appreciation (depreciation) on investments	21,038	(4,078)	(82,427)	207,147	2,086	(421)
Net Increase (Decrease) in net assets resulting from operations	22,526	7,402	(14,918)	219,410	2,638	(355)
From Unit Transactions:
Contributions	3,275	3,159	16,611	10,624	1,436	1,442
Withdrawals	—	—	(6,673)	(2,302)	—	—
Net transfers	(2,860)	(2,382)	(39,073)	(10,242)	(2,213)	(863)
Contract fees (Note 3)	(90)	(82)	(210)	(177)	—	—
Net Increase (Decrease) from unit transactions	325	695	(29,345)	(2,097)	(777)	579
Net Increase (Decrease) in Net Assets	22,851	8,097	(44,263)	217,313	1,861	224
Net Assets:
Beginning of Year	76,701	68,604	605,694	388,381	7,113	6,889
End of Year	$99,552	$76,701	$561,431	$605,694	$8,974	$7,113
Changes in Units:
Units outstanding, beginning of year	2,111	2,086	9,733	9,718	375	341
Units issued	77	103	269	239	64	82
Units redeemed	(62)	(78)	(728)	(224)	(98)	(48)
Net increase (decrease)	15	25	(459)	15	(34)	34
Units outstanding, end of year	2,126	2,111	9,274	9,733	341	375

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Vanguard		American Century		American Funds
	VIF Total Bond Market Index Portfolio		VP Capital Appreciation Fund		New World Fund
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$219	$297	$(5,843)	$(3,984)	$(4)	$(9)
Net realized gain (loss) on investments	222	—	75,106	40,719	275	11
Net change in unrealized appreciation (depreciation) on investments	(1,169)	1,160	(19,730)	101,948	(224)	238
Net Increase (Decrease) in net assets resulting from operations	(728)	1,457	49,533	138,683	47	240
From Unit Transactions:
Contributions	737	736	12,316	6,918	12	17
Withdrawals	—	—	(18,647)	(15,474)	—	—
Net transfers	1	(9)	(32,170)	(867)	(694)	342
Contract fees (Note 3)	—	—	(687)	(618)	—	—
Net Increase (Decrease) from unit transactions	738	727	(39,188)	(10,041)	(682)	359
Net Increase (Decrease) in Net Assets	10	2,184	10,345	128,642	(635)	599
Net Assets:
Beginning of Year	24,981	22,797	468,799	340,157	1,288	689
End of Year	$24,991	$24,981	$479,144	$468,799	$653	$1,288
Changes in Units:
Units outstanding, beginning of year	2,168	2,103	5,459	5,597	33	21
Units issued	65	65	139	319	—(a)	12
Units redeemed	—	—	(536)	(457)	(17)	—
Net increase (decrease)	65	65	(397)	(138)	(17)	12
Units outstanding, end of year	2,233	2,168	5,062	5,459	16	33

(a)Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Calvert		DWS		Invesco
	VP SRI Balanced Portfolio		Capital Growth VIP		V.I. Main Street Fund
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11	$336	$(16,199)	$(9,344)	$(223)	$110
Net realized gain (loss) on investments	5,975	4,168	115,984	105,764	4,056	3,565
Net change in unrealized appreciation (depreciation) on investments	8,725	8,715	196,849	292,691	7,735	571
Net Increase (Decrease) in net assets resulting from operations	14,711	13,219	296,634	389,111	11,568	4,246
From Unit Transactions:
Contributions	5,294	5,720	22,573	21,707	1,626	1,547
Withdrawals	(4)	(2,517)	(23,928)	(28,036)	—	—
Net transfers	(7,905)	(6,020)	(38,610)	(24,368)	9,734	(2,245)
Contract fees (Note 3)	(584)	(628)	(1,362)	(1,238)	(7)	(9)
Net Increase (Decrease) from unit transactions	(3,199)	(3,445)	(41,327)	(31,935)	11,353	(707)
Net Increase (Decrease) in Net Assets	11,512	9,774	255,307	357,176	22,921	3,539
Net Assets:
Beginning of Year	106,548	96,774	1,510,172	1,152,996	38,066	34,527
End of Year	$118,060	$106,548	$1,765,479	$1,510,172	$60,987	$38,066
Changes in Units:
Units outstanding, beginning of year	13,748	14,220	9,284	9,738	591	604
Units issued	647	830	130	256	193	27
Units redeemed	(1,002)	(1,302)	(468)	(710)	(33)	(40)
Net increase (decrease)	(355)	(472)	(338)	(454)	160	(13)
Units outstanding, end of year	13,393	13,748	8,946	9,284	751	591

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	MFS		PIMCO		T. Rowe Price
	VIT III Mid Cap Value Portfolio		VIT Real Return Portfolio		Blue Chip Growth Portfolio
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—(a)	$—	$163	$19	$(1,395)	$(1,745)
Net realized gain (loss) on investments	—(a)	—	30	3	62,040	12,033
Net change in unrealized appreciation (depreciation) on investments	5	—	—(a)	357	(35,975)	45,344
Net Increase (Decrease) in net assets resulting from operations	5	—	193	379	24,670	55,632
From Unit Transactions:
Contributions	—	—	713	662	2,983	3,462
Withdrawals	—	—	—	—	(95,309)	(2,680)
Net transfers	60	—	(826)	(540)	(17,034)	17,153
Contract fees (Note 3)	—	—	—	—	(76)	(118)
Net Increase (Decrease) from unit transactions	60	—	(113)	122	(109,436)	17,817
Net Increase (Decrease) in Net Assets	65	—	80	501	(84,766)	73,449
Net Assets:
Beginning of Year	—	—	3,937	3,436	226,865	153,416
End of Year	$65	$—	$4,017	$3,937	$142,099	$226,865
Changes in Units:
Units outstanding, beginning of year	—	—	254	245	4,360	3,922
Units issued	4	—	45	51	55	686
Units redeemed	—	—	(51)	(42)	(2,071)	(248)
Net increase (decrease)	4	—	(6)	9	(2,016)	438
Units outstanding, end of year	4	—	248	254	2,344	4,360

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2021
1. Significant Accounting Policies and Organization
Mutual of America Separate Account No. 3 (“Separate Account No. 3”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. It is registered as such under the Investment Company Act of 1940. As of December 31, 2021, Separate Account No. 3 consists of 29 distinct Subaccounts. Each invests in shares of one of 14 portfolios of Mutual of America Variable Insurance Portfolios, Inc. (”Mutual of America Variable Insurance Portfolios”): the Equity Index, All America, Small Cap Value, Small Cap Growth, Small Cap Equity Index, Mid Cap Value, Mid-Cap Equity Index, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Portfolios; the VIP Equity-Income, VIP Asset Manager, VIP Contrafund and VIP Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the VIF Diversified Value, VIF International, VIF Real Estate Index Portfolios and VIF Total Bond Market Index Portfolios of Vanguard Variable Insurance Funds (“Vanguard”); the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (“American Century”); the New World Fund of the American Funds Insurance Series (“American Funds”); the VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Capital Growth VIP fund of Deutsche DWS Variable Series I (“DWS”); the V.I. Main Street Fund of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco”); the MFS VIT III Mid Cap Value Portfolio of the MFS Variable Investment Trust III (“MFS”); the VIT Real Return Portfolio of the PIMCO Variable Insurance Trust (“PIMCO”); and the Blue Chip Growth Portfolio of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).
Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.
On January 24, 2020, the funds of the Mutual of America Investment Corporation (the “Replaced Funds”) were removed as investment alternatives of Separate Account No. 3 pursuant to a substitution order granted by the Securities and Exchange Commission dated October 29, 2019. Individual investors in the Replaced Funds who failed to make a reallocation election prior to the effective date of the substitution order were automatically transferred into portfolios of the Mutual of America Variable Insurance Portfolios, Inc. (the “Replacement Funds”), as follows:
Replaced Funds	Replacement Funds	Amount Transferred
Equity Index Fund	VIP Equity Index Portfolio	$1,117,525
All America Fund	VIP All America Portfolio	$874,221
Small Cap Value Fund	VIP Small Cap Value Portfolio	$439,736
Small Cap Growth Fund	VIP Small Cap Growth Portfolio	$717,394
Small Cap Equity Index Fund	VIP Small Cap Equity Index Portfolio	$8,232
Mid Cap Value Fund	VIP Mid Cap Value Portfolio	$5,535
Mid-Cap Equity Index Fund	VIP Mid-Cap Equity Index Portfolio	$258,529
Composite Fund	VIP Moderate Allocation Portfolio	$173,922
International Fund	VIP International Portfolio	$491
Money Market Fund	VIP Money Market Portfolio	$18,260
Mid-Term Bond Fund	VIP Mid-Term Bond Portfolio	$16,090
Bond Fund	VIP Bond Portfolio	$75,046
Conservative Allocation Fund	VIP Conservative Allocation Portfolio	$5,078
Moderate Allocation Fund	VIP Moderate Allocation Portfolio	$52,287
Aggressive Allocation Fund	VIP Aggressive Allocation Portfolio	$73,775

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
1. Significant Accounting Policies and Organization (continued)
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:
Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical investments.
•
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including Separate Account No. 3’s own assumptions in determining the fair value of investments).
As of December 31, 2021, management determined that the fair value inputs for all of Separate Account No.3 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the inputs used to value Separate Account No. 3’s investments as of December 31, 2021:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	$1,490,082	—	—	$1,490,082
All America Portfolio	$1,024,662	—	—	$1,024,662
Small Cap Value Portfolio	$484,933	—	—	$484,933
Small Cap Growth Portfolio	$940,852	—	—	$940,852
Small Cap Equity Index Portfolio	$22,082	—	—	$22,082
Mid Cap Value Portfolio	$7,470	—	—	$7,470
Mid-Cap Equity Index Portfolio	$336,559	—	—	$336,559
International Portfolio	$657	—	—	$657
Money Market Portfolio	$17,405	—	—	$17,405
Mid-Term Bond Portfolio	$16,195	—	—	$16,195
Bond Portfolio	$75,281	—	—	$75,281
Conservative Allocation Portfolio	$5,822	—	—	$5,822

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
1. Significant Accounting Policies and Organization (continued)
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Moderate Allocation Portfolio	$263,535	—	—	$263,535
Aggressive Allocation Portfolio	$98,947	—	—	$98,947
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$437,493	—	—	$437,493
VIP Asset Manager — “Initial” Class	$97,733	—	—	$97,733
VIP Contrafund — “Initial” Class	$1,344,673	—	—	$1,344,673
VIP Mid Cap — “Initial” Class	$65,041	—	—	$65,041
Vanguard Portfolios:
VIF Diversified Value	$99,991	—	—	$99,991
VIF International	$563,648	—	—	$563,648
VIF Real Estate Index	$9,025	—	—	$9,025
VIF Total Bond Market Index	$25,070	—	—	$25,070
American Century VP Capital Appreciation Fund — Class “Y”	$481,919	—	—	$481,919
American Funds New World Fund — Class “1”	$656	—	—	$656
Calvert VP SRI Balanced Portfolio — Class “I”	$118,557	—	—	$118,557
DWS Capital Growth VIP — Class “A”	$1,762,981	—	—	$1,762,981
Invesco V.I. Main Street Fund — Series “I” Shares	$61,263	—	—	$61,263
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	$65	—	—	$65
PIMCO VIT Real Return Portfolio — “Institutional” Class	$4,030	—	—	$4,030
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	$142,715	—	—	$142,715
During 2021, there were no transfers of investments between Level 1, Level 2 or Level 3.
Investment Valuation — Investments are made in shares of Mutual of America Variable Insurance Portfolios, Fidelity, Vanguard, American Century, American Funds, Calvert, DWS, Invesco, MFS, PIMCO and T. Rowe Price (“Underlying Funds”), and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
1. Significant Accounting Policies and Organization (continued)
Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of policy holders upon termination or withdrawal.
2. Investments
The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2021 were as follows:
	Number of Shares	Net Asset Value Per Share
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	20,696	$72.00
All America Portfolio	28,734	$35.66
Small Cap Value Portfolio	25,429	$19.07
Small Cap Growth Portfolio	40,782	$23.07
Small Cap Equity Index Portfolio	1,873	$11.79
Mid Cap Value Portfolio	334	$22.35
Mid-Cap Equity Index Portfolio	10,749	$31.31
International Portfolio	61	$10.69
Money Market Portfolio	1,414	$12.31
Mid-Term Bond Portfolio	1,505	$10.76
Bond Portfolio	4,995	$15.07
Conservative Allocation Portfolio	388	$14.99
Moderate Allocation Portfolio	13,296	$19.82
Aggressive Allocation Portfolio	4,232	$23.38
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	16,730	$26.15
VIP Asset Manager — “Initial” Class	5,332	$18.33
VIP Contrafund — “Initial” Class	24,741	$54.35
VIP Mid Cap — “Initial” Class	1,580	$41.17
Vanguard Portfolios:
VIF Diversified Value	5,730	$17.45
VIF International	14,198	$39.70
VIF Real Estate Index	545	$16.56
VIF Total Bond Market Index	2,052	$12.22
American Century VP Capital Appreciation Fund — Class “Y”	25,324	$19.03
American Funds New World Fund —Class “1”	21	$31.83
Calvert VP SRI Balanced Portfolio — Class “I”	42,646	$2.78
DWS Capital Growth VIP — Class “A”	35,899	$49.11
Invesco V.I. Main Street Fund — Series “I” Shares	1,710	$35.83
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	6	$11.09
PIMCO VIT Real Return Portfolio — “Institutional” Class	288	$13.99

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
2. Investments (continued)
	Number of Shares	Net Asset Value Per Share
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	2,687	$53.12
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Cost of investment purchases	$11,944	$11,529	$22,271	$31,196	$15,022
Proceeds from sales of investments	$115,613	$93,443	$50,393	$78,371	$491

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
Cost of investment purchases	$706	$24,347	$48	$2,536	$1,912
Proceeds from sales of investments	$1,302	$26,333	$14	$3,053	$2,477

	Bond Portfolio	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Fidelity VIP Equity- Income Portfolio
Cost of investment purchases	$3,895	$210	$18,904	$11,296	$7,915
Proceeds from sales of investments	$5,061	$325	$35,277	$17,853	$63,641

	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Mid Cap Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF International Portfolio
Cost of investment purchases	$4,039	$13,529	$2,440	$2,888	$12,587
Proceeds from sales of investments	$10,239	$226,335	$45,499	$3,883	$55,720

	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Bond Market Index Portfolio	American Century VP Capital Appreciation Fund	American Funds New World Fund	Calvert VP SRI Balanced Portfolio
Cost of investment purchases	$1,436	$737	$8,792	$13	$3,416
Proceeds from sales of investments	$2,423	$502	$59,109	$710	$9,001

	DWS Capital Growth VIP	Invesco V.I. Main Street Fund	MFS VIT III Mid Cap Value Portfolio	PIMCO VIT Real Return Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Cost of investment purchases	$89,733	$13,650	$60	$50	$2,138
Proceeds from sales of investments	$69,236	$2,971	—	$257	$114,722

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
3. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducted daily charges at an annual rate of .55% subject to reduction as noted below for all plans with assets in the American Century VP Capital Appreciation Fund, MFS VIT III Mid Cap Value Portfolio, PIMCO VIT Real Return Portfolio, Fidelity VIP Portfolios and T. Rowe Price Blue Chip Growth Portfolio.
Mortality Risk Fee — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; as such it deducted daily a mortality risk charge at an annual rate of .50% from the value of the net assets of each Fund.
Expense Risk Fee — An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.
The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are included in “Net Transfers” in the Statements of Changes in Net Assets.
Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.
On October 9, 2017, all assets of the American Century Subaccount were invested in a new share class of the American Century VP Capital Appreciation Fund, Class Y, with total fund operating expenses at the end of 2017 of 0.62% (annualized, net of expense waivers), rather than the previous share class, Class I, with total fund operating expenses at the end of 2017 of 0.99% (net of expense waivers). As of that date, the investment adviser for the American Century VP Capital Appreciation Fund ceased to reimburse us for administrative expenses, and therefore no further reductions to the American Century Subaccount occurred as a result of the discontinuation of the reimbursement arrangement. The effective administrative rate charged in 2017 was at an annual rate of 1.01% During December 2017, the Mutual of America separate account assets in the T. Rowe Price Blue Chip Growth Portfolio exceeded $250,000,000. As a result, effective December 1, 2017, the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio increased the reimbursement to the Company to an annual rate of .25% from .15%.
The expense rates contained in Note 4 of the Financial Highlights reflect the weighted average of the expense charge in effect during the year.
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account Annual Expenses (as a percentage of net assets)
Expense Risk Fee	.15%
Mortality Risk Fee	.50%
Administrative Charges	.55%(a)
Total Separate Account Annual Expenses	1.20%

(a)
Adviser Reimbursements. All policyowners with assets invested in the American Century VP Capital Appreciation Fund, up until October 9, 2017, Fidelity portfolios, PIMCO Variable Insurance Trust Real Return Institutional Portfolio and T. Rowe Price Blue Chip Growth Portfolio qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimbursed

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
3. Expenses (continued)
the Company at an annual rate of .25% for administrative expenses until October 9, 2017; the principal underwriter for the MFS VIT III Mid Cap Value Portfolio reimbursed the Company at an annual rate of .25% for certain services the Company provided; the investment adviser and distributor for the PIMCO Variable Trust Real Return Institutional Portfolio reimbursed the Company at an annual rate of .10% for certain services the Company provided; the transfer agent and distributor for the four Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided; and the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimbursed the Company at an annual rate of .15% for administrative expenses the Company provided, or at an annual rate of .25% if the aggregate dollar value of the shares that fund held in Mutual of America separate accounts exceeded $250,000,000 at all times during a month.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights
Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 3 as follows.
In 2021, Separate Account No. 3 has elected to present the Financial Highlights in tabular format. Prior period financial highlights have also been retrospectively adjusted to the current presentation.
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios(a)	Investment Income Ratios(b)	Total Returns(c)
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	2021	115,223	$12.871	$1,483,064	1.20%	1.27%	27.01%
	2020(1)	121,455	$10.134	$1,230,785	1.20%(d)	–	14.72%(e)
Mutual of America Variable Insurance Portfolios All America Portfolio	2021	31,132	$32.704	$1,018,141	1.20%	0.95%	25.62%
	2020(1)	32,484	$26.033	$845,670	1.20%(d)	–	13.80%(e)
Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	2021	161,418	$3.003	$484,803	1.20%	0.65%	30.29%
	2020(1)	175,136	$2.305	$403,723	1.20%(d)	–	-3.12%(e)
Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	2021	225,962	$4.157	$939,260	1.20%	0.08%	8.95%
	2020(1)	239,861	$3.815	$915,147	1.20%(d)	–	38.36%(e)
Mutual of America Variable Insurance Portfolios Small Cap Equity Index Portfolio	2021	1,627	$13.758	$22,386	1.20%	1.33%	25.06%
	2020(1)	831	$11.001	$9,142	1.20%(d)	0.71%(d)	10.28%(e)
Mutual of America Variable Insurance Portfolios Mid Cap Value Portfolio	2021	2,319	$3.204	$7,431	1.20%	0.94%	32.31%
	2020(1)	2,461	$2.422	$5,960	1.20%(d)	–	2.04%(e)
Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index Portfolio	2021	46,598	$7.182	$334,662	1.20%	1.09%	23.07%
	2020(1)	45,398	$5.836	$264,928	1.20%(d)	–	11.70%(e)
Mutual of America Variable Insurance Portfolios International Portfolio	2021	524	$1.247	$654	1.20%	1.60%	9.21%
	2020(1)	484	$1.142	$553	1.20%(d)	–	7.26%(e)

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios(a)	Investment Income Ratios(b)	Total Returns(c)
Mutual of America Variable Insurance Portfolios Money Market Portfolio	2021	7,349	$2.306	$16,952	1.20%	–	-1.35%
	2020(1)	7,568	$2.338	$17,695	1.20%(d)	0.28%(d)	-0.84%(e)
Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	2021	6,385	$2.531	$16,158	1.20%	1.04%	-2.91%
	2020(1)	6,454	$2.607	$16,823	1.20%(d)	–	3.21%(e)
Mutual of America Variable Insurance Portfolios Bond Portfolio	2021	10,999	$6.824	$75,058	1.20%	1.55%	-3.68%
	2020(1)	10,912	$7.085	$77,308	1.20%(d)	–	3.78%(e)
Mutual of America Variable Insurance Portfolios Conservative Allocation Portfolio	2021	2,419	$2.398	$5,799	1.20%	–	6.99%
	2020(1)	2,399	$2.241	$5,376	1.20%(d)	–	6.87%(e)
Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	2021	76,481	$3.428	$262,150	1.20%	–	13.33%
	2020(1)	78,585	$3.024	$237,675	1.20%(d)	–	8.87%(e)
Mutual of America Variable Insurance Portfolios Aggressive Allocation Portfolio	2021	22,749	$4.329	$98,483	1.20%	–	17.03%
	2020(1)	23,754	$3.699	$87,873	1.20%(d)	–	11.26%(e)
Fidelity VIP Equity-Income Portfolio	2021	3,667	$118.500	$434,525	1.10%(f)	1.94%	23.53%
	2020	3,961	$95.931	$379,963	1.10%(f)	1.87%	5.53%
	2019	4,453	$90.906	$404,821	1.10%(f)	2.07%	26.05%
	2018	4,770	$72.120	$343,990	1.10%(f)	2.28%	-9.30%
	2017	5,069	$79.513	$403,040	1.10%(f)	1.70%	11.66%
Fidelity VIP Asset Manager Portfolio	2021	1,437	$67.756	$97,367	1.10%(f)	1.62%	8.72%
	2020	1,495	$62.323	$93,146	1.10%(f)	1.50%	13.61%
	2019	1,644	$54.855	$90,193	1.10%(f)	1.67%	16.96%
	2018	1,895	$46.903	$88,893	1.10%(f)	1.68%	-6.39%
	2017	1,991	$50.104	$99,753	1.10%(f)	1.80%	12.86%

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios(a)	Investment Income Ratios(b)	Total Returns(c)
Fidelity VIP Contrafund Portfolio	2021	7,297	$182.961	$1,335,011	1.10%(f)	0.07%	26.44%
	2020	8,290	$144.706	$1,199,631	1.10%(f)	0.25%	29.14%
	2019	8,875	$112.055	$994,484	1.10%(f)	0.45%	30.14%
	2018	10,506	$86.105	$904,625	1.10%(f)	0.70%	-7.40%
	2017	11,045	$92.989	$1,027,018	1.10%(f)	1.00%	20.55%
Fidelity VIP Mid Cap Portfolio	2021	491	$131.802	$64,663	1.10%(f)	0.51%	24.23%
	2020	842	$106.097	$89,367	1.10%(f)	0.66%	16.90%
	2019	890	$90.762	$80,769	1.10%(f)	0.88%	22.10%
	2018	889	$74.335	$66,075	1.10%(f)	0.66%	-15.48%
	2017	882	$87.946	$77,543	1.10%(f)	0.70%	19.49%
Vanguard VIF Diversified Value Portfolio	2021	2,126	$46.828	$99,552	1.20%	1.09%	28.91%
	2020	2,111	$36.327	$76,701	1.20%	2.67%	10.45%
	2019	2,086	$32.891	$68,604	1.20%	1.82%	24.20%
	2018	941	$26.483	$24,910	1.20%	2.48%	-10.21%
	2017	888	$29.493	$26,192	1.20%	2.68%	11.81%
Vanguard VIF International Portfolio	2021	9,274	$60.538	$561,431	1.20%	0.28%	-2.72%
	2020	9,733	$62.229	$605,694	1.20%	1.20%	55.70%
	2019	9,718	$39.967	$388,381	1.20%	1.42%	29.65%
	2018	9,640	$30.826	$297,164	1.20%	0.79%	-13.66%
	2017	10,227	$35.704	$365,156	1.20%	1.09%	40.98%
Vanguard VIF Real Estate Index Portfolio	2021	341	$26.339	$8,974	1.20%	2.25%	38.53%
	2020	375	$19.013	$7,113	1.20%	2.53%	-5.99%
	2019	341	$20.224	$6,889	1.20%	2.67%	27.27%
	2018	329	$15.890	$5,223	1.20%	3.88%	-6.49%
	2017	417	$16.993	$7,085	1.20%	2.44%	3.53%
Vanguard VIF Total Bond Market Index Portfolio	2021	2,233	$11.192	$24,991	1.20%	2.08%	-2.89%
	2020	2,168	$11.525	$24,981	1.20%	2.43%	6.30%
	2019	2,103	$10.842	$22,797	1.20%	–	7.38%
	2018(2)	–	$10.097(g)	$-	1.20%(d)	–	0.97%(e)
American Century VP Capital Appreciation Fund	2021	5,062	$94.664	$479,144	1.20%	–	10.24%
	2020	5,459	$85.869	$468,799	1.20%	0.10%	41.29%
	2019	5,597	$60.776	$340,157	1.20%	0.04%	34.40%
	2018	6,038	$45.221	$273,044	1.20%	–	-6.06%
	2017	6,614	$48.139	$318,416	1.01%(h)	–	20.73%

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios(a)	Investment Income Ratios(b)	Total Returns(c)
American Funds New World Fund	2021	16	$40.956	$653	1.20%	0.77%	3.91%
	2020	33	$39.417	$1,288	1.20%	0.31%	22.41%
	2019	21	$32.200	$689	1.20%	1.14%	29.12%
	2018	21	$24.938	$509	1.20%	1.09%	-15.66%
	2017	18	$29.567	$535	1.20%	1.35%	28.18%
Calvert VP SRI Balanced Portfolio	2021	13,393	$8.815	$118,060	1.20%	1.21%	13.74%
	2020	13,748	$7.750	$106,548	1.20%	1.54%	13.88%
	2019	14,220	$6.805	$96,774	1.20%	1.57%	22.92%
	2018	15,610	$5.536	$86,421	1.20%	1.78%	-3.84%
	2017	16,844	$5.757	$96,973	1.20%	2.04%	10.66%
DWS Capital Growth VIP	2021	8,946	$197.341	$1,765,479	1.20%	0.20%	21.31%
	2020	9,284	$162.671	$1,510,172	1.20%	0.46%	37.38%
	2019	9,738	$118.406	$1,152,996	1.20%	0.42%	35.50%
	2018	9,233	$87.384	$806,822	1.20%	0.73%	-2.78%
	2017	10,383	$89.879	$933,259	1.20%	0.72%	24.79%
Invesco V.I. Main Street Fund	2021	751	$81.187	$60,987	1.20%	0.78%	26.05%
	2020	591	$64.410	$38,066	1.20%	1.52%	12.58%
	2019	604	$57.211	$34,527	1.20%	1.05%	30.51%
	2018	612	$43.838	$26,816	1.20%	1.16%	-8.99%
	2017	616	$48.169	$29,648	1.20%	1.26%	15.52%
MFS VIT III Mid Cap Value Portfolio	2021	4	$15.228	$65	0.95%(i)	0.00%	29.75%
	2020	–	$11.736(g)	$-	0.95%(i)	–	2.89%
	2019	–	$11.407(g)	$-	0.95%(i)	–	29.88%
	2018(2)	–	$8.783(g)	$-	0.95%(d)(i)	–	12.17%(e)
PIMCO VIT Real Return Portfolio	2021	248	$16.195	$4,017	1.10%(j)	5.20%	4.61%
	2020	254	$15.481	$3,937	1.10%(j)	1.61%	10.33%
	2019	245	$14.031	$3,436	1.10%(j)	1.85%	7.42%
	2018	219	$13.062	$2,863	1.10%(j)	2.60%	-3.19%
	2017	169	$13.493	$2,281	1.10%(j)	2.17%	2.73%
T. Rowe Price Blue Chip Growth Portfolio	2021	2,344	$60.619	$142,099	0.95%(k)	–	16.51%
	2020	4,360	$52.029	$226,865	0.95%(k)	–	33.01%
	2019	3,922	$39.117	$153,416	0.95%(k)	–	28.66%
	2018	3,764	$30.403	$114,431	0.95%(k)	3.87%	0.96%
	2017	873	$30.115	$26,282	0.95%(k)	–	34.74%

(a)
This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(b)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.
(c)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(d)
Annualized.
(e)
Not annualized.
(f)
Absent reimbursement by Fidelity, the expense ratio range would have been 1.20%.
(g)
The Subaccount does not have any Units issued as of the end of the year or period. The Unit Value is calculated based on the underlying fund or portfolio’s net asset value adjusted for a daily expense factor.
(h)
Absent reimbursement by American Century, the expense ratio range would have been 1.20%.
(i)
Absent reimbursement by MFS, the expense ratio range would have been 1.20%.
(j)
Absent reimbursement by PIMCO, the expense ratio range would have been 1.20%.
(k)
Absent reimbursement by T. Rowe Price, the expense ratio range would have been 1.20%.
(1)
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
(2)
For the period July 2, 2018 (Initial Offering Date of Units) to December 31, 2018.
5. Calculation of Accumulation Unit Values
Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.
The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:
(a)
The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by
(b)
1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
6. Other Matters
During 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.
Management is still monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
7. Subsequent Events
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 29, 2022. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.